DIVIDENDS	12 Months Ended
Dec. 31, 2014
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
DIVIDENDS
21.	DIVIDENDS

On February 25, 2014, the Company’s Board of Directors adopted a new dividend policy (the “New Dividend Policy”). Under the New Dividend Policy, subject to the Company’s capacity to pay from accumulated and future earnings and the cash balance and future commitments at the time of declaration of dividend, the Company intends to provide its shareholders with quarterly dividends in an aggregate amount per year of approximately 30% of the Company’s annual consolidated net income attributable to Melco Crown Entertainment Limited, commencing from the first quarter of 2014. The New Dividend Policy also allows the Company to declare special dividends from time to time in addition to the quarterly dividends.

On April 16, 2014, the Company paid a special dividend of $0.1147 per share and recorded $189,459 as a distribution against share premium.

On June 6, 2014, September 4, 2014 and December 4, 2014, the Company paid quarterly dividends of $0.0431, $0.0259 and $0.0239 per share, respectively, under the New Dividend Policy. During the year ended December 31, 2014, the Company recorded $153,259 as a distribution against retained earnings.

The total amount of special and quarterly dividends of $342,718 were paid during the year ended December 31, 2014.

On February 12, 2015, a quarterly dividend of $0.0171 per share has been declared by the Board of Directors of the Company and payable on March 16, 2015 to the shareholders of records as of March 4, 2015.

During the years ended December 31, 2013 and 2012, the Company did not declare or pay any cash dividends on the ordinary shares.